UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2025

TURTLE BEACH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-35465

(Commission File Number)

Nevada	27-2767540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15822 Bernardo Center Drive, Suite 105

San Diego, California 92127

(Address of principal executive offices) (Zip code)

(914) 345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	The Nasdaq Global Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2025, Turtle Beach Corporation (the “Company”) entered into Amendment No. 2 to Financing Agreement (the “Second Amendment”), to the financing agreement, dated as of March 13, 2024 (as amended from time to time, the “Financing Agreement”), by and among the Company, Voyetra Turtle Beach, Inc., VTB Holdings, Inc., each other loan party thereto, the lenders from time to time party thereto, and Blue Torch Finance, LLC, as administrative agent and collateral agent.

The Second Amendment, among other things, amended and restated clause (d) of the definition of “Permitted Restricted Payments” to permit the Company to repurchase equity interests of the Company constituting common stock in an aggregate amount not to exceed $5,000,000 prior to June 30, 2025. The other material terms of the Financing Agreement were unchanged. In addition, as part of the Second Amendment, the Company will pay down $5 million of its outstanding term loan debt facility.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On June 16, 2025, the Company issued a press release announcing the Second Amendment. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Financing Agreement, dated June 11, 2025, by and among Turtle Beach Corporation, Voyetra Turtle Beach, Inc., VTB Holdings, Inc., each other loan party, the lenders from time to time party thereto, and Blue Torch Finance, LLC, as collateral agent and administrative agent.

99.1	Press Release of the Company, dated June 16, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date: June 16, 2025	By:	/s/ MARK WEINSWIG
Mark Weinswig Chief Financial Officer